Exhibit 10.1

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT (this “Amendment”), dated as of July 3, 2007 (the “Effective Date”), is entered into by and between INCENTRA SOLUTIONS, INC., a Nevada corporation (the “Company”), and RAB SPECIAL SITUATIONS (MASTER) FUND LIMITED, a company incorporated in the Cayman Islands (“RAB Special Situations Fund”). Unless otherwise set forth herein all capitalized terms not defined herein are as defined in the Term Notes (as defined below).

WHEREAS, on June 26, 2006, the Company issued (a) a Convertible Term Note in the principal amount of $250,000 to BNP Paribas Securities Services Luxembourg (as nominee for RAB North American Dynamic Fund) (the “Dynamic Fund Note”); and (b) a Convertible Term Note in the principal amount of $600,000 to Credit Suisse Client Nominees (UK) Limited (as nominee for RAB American Opportunities Fund Limited) (the “American Opportunities Fund Note”, and together with the Dynamic Fund Note, the “Term Notes”).

WHEREAS, on June 26, 2006, the Company issued (a) a Common Stock Purchase Warrant to BNP Paribas Securities Services Luxembourg (as nominee for RAB North American Dynamic Fund) for the right to purchase 59,200 shares of common stock of the Company (the “Dynamic Fund Warrant”) and (b) a Common Stock Purchase Warrant to Credit Suisse Client Nominees (UK) Limited (as nominee for RAB American Opportunities Fund Limited) for the right to purchase 142,080 shares of common stock of the Company (the “American Opportunities Fund Warrant”, and together with the Dynamic Fund Warrant, the “Warrants”).

WHEREAS, prior to the Effective Date, the Term Notes and Warrants were transferred to Credit Suisse Client Nominees (UK) Limited (as nominee for RAB Special Situations Fund).

WHEREAS, the Company and RAB Special Situations Fund have agreed to make certain changes to the Term Notes and Warrants as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.            Each of the Term Notes is hereby amended by extending the Maturity Date to December 31, 2007. Accordingly, interest payable under the Term Notes shall continue to accrue until December 31, 2007 at the stated rate in the Term Notes. Any accrued and unpaid interest, as well as interest to be earned on the Term Notes shall, by execution of this Amendment, become payable on December 31, 2007.

2.            Each of the Warrants is hereby amended by extending the Expiration Date (as defined in the Warrants) to June 26, 2011.

3.            Except as specifically set forth in this Amendment, there are no other amendments to the Term Notes, the Warrants or the Note Purchase Agreement, and the terms of each remain in full force and effect.

4.            The Company hereby represents and warrants that as of the Effective Date, both before and after giving effect to this Amendment, (i) no Event of Default exists and is continuing and (ii) all representations, warranties and covenants made by the Company in connection with the Term Notes, the Warrants and the Note Purchase Agreement are true, correct and complete and all covenant requirements have been met. The Company hereby agrees to, no later than four business days after the date hereof, file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing the transactions set forth in this Amendment.

5.            This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF COLORADO, WITHOUT REGARDS TO PRINCIPALS OF CONFLICT OF LAWS THEREOF. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

[Signatures on Following Page]

IN WITNESS WHEREOF, the Company and RAB Special Situations Fund have caused this Amendment to be effective as of the Effective Date.

INCENTRA SOLUTIONS, INC.

By:/s/ Thomas P. Sweeney III

Name: Thomas P. Sweeney III

Title:   Chief Executive Officer

RAB Special Situations (Master) Fund Limited by

/s/ Fraser McGee

(Signature)

Fraser McGee

(Name)

/s/ Jake Leavesley

(Signature)

Jake Leavesley

(Name)

Authorised signatories for RAB Capital plc

for and on behalf of RAB Special Situations
(Master) Fund Limited